CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                                                   EXHIBIT 10.34

This ARM MicroPack license ("AGREEMENT") is made as of the date of the last signature set forth hereto ("EFFECTIVE DATE");

BETWEEN

ARM LIMITED whose registered office is situated at 110 Fulbourn Road, Cambridge CB1 9NJ, England ("ARM"); and

ITEX INC whose principal place of business is situated at 2710 Walsh Avenue, Santa Clara, CA 95051 ("LICENSEE").

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.   DEFINITIONS

1.1 "ARM BASED PRODUCT" means an integrated circuit incorporating an ARM[*] CPU licensed from ARM.

1.2 "ARM MICROPACK" means together; (I) the AMBA Specification; (II) the Documentation; (III) the [*] Models; (IV) the [*] Test Vectors; (V) the Software Examples; (VI) the Test Infrastructure; (VII) the AMBA Module Test Benches; (VIII) the [*] Module Test; and (IX) the CPU AHB Wrappers, and subject to the payment of mutually agreed fees any Updates thereto.

1.3 "AMBA MODULE TEST BENCHES" means the Test Benches for the APB and ASB and identified in Schedule 3 Part E.

1.4 "AMBA SPECIFICATION" means the bus specification identified in Schedule 1 Part A.

1.5 "AUTHORISED PURPOSE" means the use of ARM MicroPack in the development, by or for LICENSEE, of the ARM Based Products, or devices for use solely in conjunction with ARM Based Products, as reported to ARM in writing, in the form of the notice set out in Schedule 4 upon the Effective Date.

1.6 "CONFIDENTIAL INFORMATION" means; (I) any trade secrets and knowhow embodied in ARM MicroPack; (II) any information designated in writing by either party as confidential and any information which if disclosed orally, is identified as confidential at the time of disclosure and is reduced to writing and sent to the Recipient within thirty (30) days after its oral disclosure; and (III) the terms and conditions of this Agreement.

1.7 "CPU AHB WRAPPERS" means such of the wrappers identified in Schedule 3 Part F as are delivered to LICENSEE from time to time by ARM pursuant to a request from LICENSEE in accordance with the provisions of Clause 3.2.

1.8  "[*] MODELS" means the Verilog models identified in Schedule 2.

1.9 "[*] MODULE TEST" means the example modifications to the AMBA Module Test Benches required to test the [*]

[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     Models and identified in Schedule 3 Part D.

1.10 "[*] TEST VECTORS" means the data files identified in Schedule 3 Part A.

1.11 "INTELLECTUAL PROPERTY" means any patents, patent rights, trade marks, service marks, registered designs, applications for any of the foregoing, copyright, unregistered design right and any other similar protected rights in any country.

1.12 "SOFTWARE EXAMPLES" means the source code and object code of the programs described in Schedule 3 Part B.

1.13 "TEST INFRASTRUCTURE" means the programs identified in Schedule 3 Part C.

1.14 "TRADEMARKS" means the trademarks identified in Schedule 5.

1.15 "UPDATES" means any enhancements and modifications including, but not limited to, error corrections to any program or data file including any documentation associated therewith and any Intellectual Property embodied therein developed by or for ARM from time to time and which ARM releases generally to the market.

2.   LICENSE

2.1 ARM hereby grants to LICENSEE a perpetual, non-exclusive, non-transferable, royalty free, worldwide LICENSE to use and copy the AMBA Specification only for the purposes of developing, having developed, manufacturing, having manufactured, offering to sell, selling, supply or otherwise distributing products incorporating a bus which is compliant with the AMBA Specification.

2.2 ARM hereby grants to LICENSEE a perpetual (subject to termination in accordance with the provisions of Clause 10.2), non-transferable, non-exclusive, world-wide LICENSE solely for the Authorised Purpose, to;
     (I) use, copy and modify (solely to the extent necessary to document any permitted changes to ARM MicroPack and Model Test Infrastructure) the DOCUMENTATION; (II) use, MODELS; (III) use and copy the SOFTWARE EXAMPLES;
     (IV) use, copy and modify the [*] TEST VECTORS; (V) use, copy and modify the TEST INFRASTRUCTURE; (VI) use, copy and modify the AMBA MODULE TEST BENCHES; (VII) use, copy and modify the [*] MODULE TEST; and (VIII) use, copy and modify the CPU AHB WRAPPERS.

2.3 Subject to the provisions of this Clause 2.3, ARM hereby grants to LICENSEE a perpetual (subject to termination in accordance with the provisions of Clause 10.2), non-transferable, non-exclusive, worldwide LICENSE TO SUBLICENSE the rights granted in Clauses 2.2(I) to 2.2(VIII) inclusive, to customers of LICENSEE solely for collaboration with LICENSEE for the Authorised Purpose. Prior to delivery of any Confidential Information or ARM MicroPack to any sublicensee under the provisions of this Clause 2.3 such sublicensee shall be required to enter into a non-disclosure agreement which offers at least the same protection for Confidential Information as the provisions of Clause 6 and shall be permitted to retain ARM MicroPack


[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

     only for such period and to the extent necessary to complete the Authorised Purpose. LICENSEE shall ensure that any sublicensee either returns to LICENSEE or destroys any copies of ARM MicroPack upon completion of the Authorised Purpose or, if earlier, termination of this Agreement in accordance with the provisions of Clause 10.2.

2.4 Subject to the provisions of Clause 2.6, ARM hereby grants to LICENSEE a perpetual (subject to termination in accordance with the provisions of Clause 10.2), non-transferable, non-exclusive, worldwide LICENCE under the Intellectual Property in ARM MicroPack (including any modified versions thereof created under the licenses granted in Clause 2.2), to manufacture, have manufactured and sell, supply or otherwise distribute ARM Based Products and devices solely for use in conjunction with ARM Based Products developed under the licences granted in Clauses 2.1, 2.2 and 2.3.

2.5 LICENSEE shall reproduce and not remove or obscure any notice incorporated by ARM in ARM notices and such other markings and notifications as ARM may reasonably require on all copies of the whole or any part of ARM MicroPack made by LICENSEE.

2.6 Except as expressly licensed in Clauses 2.1, 2.2, 2.3 and 2.4, LICENSEE acquires no right, title or interest in the AMBA Specification, ARM MicroPack or any Intellectual Property therein. In no event shall the licences granted in Clauses 2.1, 2.2, 2.3 and 2.4 be construed as granting LICENSEE expressly or by implication, estoppel or otherwise, licenses to any ARM technology other than the AMBA Specification and ARM MicroPack.

2.7 Except as expressly licensed in Clause 2.3, no right is granted to LICENSEE to sublicence the rights granted to LICENSEE under this Agreement.

3.   DELIVERY

3.1 ARM shall use reasonable efforts to deliver the ARM MicroPack (except the CPU AHB Wrappers) to LICENSEE within thirty (30) days of the Effective Date.

3.2 For the continuance of this Agreement, LICENSEE may request the delivery of any CPU AHB Wrapper from ARM and, subject to availability, ARM shall use reasonable efforts to deliver the CPU AHB Wrappers to LICENSEE within thirty (30) days of receipt of any such request.

4.   TRADEMARKS LICENCE

4.1 Subject to the terms and conditions of this Agreement, ARM hereby grants, to LICENSEE, a nontransferable, nonexclusive, royalty free, worldwide licence, to use the Trademarks in accordance with the ARM trademark guidelines set out in Schedule 5 ("GUIDELINES") in connection with devices developed under the licences granted in this Agreement.

5.   FEES

5.1 In consideration of the licences granted to LICENSEE under Clauses 2.1, 2.2,

     2.3 and 2.4, LICENSEE shall pay to ARM a one off fee included in the Design Licence Fee as set out in the Single Use Design License dated 11 September 2000 between ARM and LICENSEE.

6.   CONFIDENTIALITY

6.1 Except as expressly provided elsewhere under this Agreement, each party shall maintain in confidence the Confidential Information disclosed by the other party and apply security measures no less any event not less than a reasonable degree of care) to prevent unauthorised disclosure and use of the Confidential Information.

6.2 The parties agree that information shall not be regarded as Confidential Information and that the recipient shall have no obligation with respect to any information which the recipient can demonstrate; (I) is already known to or in the possession of the recipient prior to its receipt from the disclosing party and without any obligation to keep such information confidential or which is publicly available at the time of disclosure; or
     (II) is or becomes known to the public through no wrongful act of the recipient; or (III) is received from a third party who is not in breach of any obligation of confidentiality in respect thereof; or (IV) is disclosed to a third party by the disclosing party without a restriction of confidentiality; or (V) is disclosed with the prior written permission of the owner; or (VI) is disclosed by the recipient in compliance with a legal requirement of a governmental agency or court of law; or (VII) is independently conceived of by the recipient without reference to the Confidential Information.

7.   INTELLECTUAL PROPERTY WARRANTIES AND INDEMNITY

7.1 ARM warrants that to its knowledge as at the Effective Date; (I) ARM MicroPack does not infringe any third party copyright or trade secret; and
     (II) ARM has not received notice of any claim and no actions have been threatened or commenced against ARM based on allegations of infringement by ARM MicroPack of the Intellectual Property of any third party.

7.2 Subject to the provisions of Clauses 7.3 and 9, in the event of a suit against LICENSEE based upon a claim that ARM MicroPack, as delivered by ARM to LICENSEE under this Agreement ("ARM DELIVERABLES") infringes any third party copyright or trade secret, ARM agrees to defend and indemnify LICENSEE against any liability resulting from any claim that the ARM Deliverables infringe any third party copyright or trade secret provided that; (I) ARM is promptly notified by LICENSEE of any threats, claims and proceedings related thereto; (II) ARM shall have sole control of the defense and any settlement thereof; (III) LICENSEE shall not settle or compromise any such claim without ARM's prior written consent; (IV) LICENSEE furnishes to ARM, upon request, any information available to LICENSEE relating to the defence of such claim; (V) LICENSEE provides reasonable assistance to ARM in the defence of such claim; and (VI) ARM, at its option and replace or modify the ARM Deliverables so that they become noninfringing, in which event LICENSEE shall cease use of the infringing ARM MicroPack.

7.3 ARM shall have no liability under Clause 7.2 for any infringement arising from; (I) the combination of ARM MicroPack with other products not supplied by ARM if such infringement would not have occurred but for such combination; (II) the modification by LICENSEE of ARM MicroPack if such infringement would not have occurred but for such modification; or (IV) any manufacturing process applied to ARM MicroPack by LICENSEE if such infringement would not have occurred but for the application of such process.

7.4 As between the parties Clause 7.2 states the entire liability of ARM and LICENSEE's exclusive remedy for infringement by the ARM Deliverables (as defined in Clause 7.2) of any third party Intellectual Property.

8.   WARRANTIES

8.1 Except as expressly provided in this Agreement ARM MicroPack is licensed "as is" and ARM gives no further warranties express, implied or statutory, including, without limitation, the implied warranties of satisfactory quality or fitness for a particular purpose in respect thereof.

8.2 Without prejudice to the generality of the provisions of Clause 8.1, ARM shall not be liable for any; (i) recoverable or non-recoverable costs incurred, directly or indirectly, in the processing, or manufacture of masks or manufacture and characterisation of prototypes or production quality silicon in whatever quantity; or (II) any defect caused by a fault in the LICENSEE's or LICENSEE's agent's manufacturing process.

9.   LIMITATION OF LIABILITY

9.1 EXCEPT IN RESPECT OF BREACHES OF THE PROVISIONS OF CLAUSE 6, IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO THE COST OF REMOVAL AND REINSTALLATION OF GOODS, LOSS OF GOODWILL, LOSS OF PROFITS, LOSS OF USE OF DATA, INTERRUPTION OF BUSINESS OR OTHER ECONOMIC LOSS) WHETHER SUCH DAMAGES ARE ALLEGED AS A RESULT OF TORTIOUS CONDUCT OR BREACH OF CONTRACT OR OTHERWISE EVEN IF THE OTHER PARTY HAS BEEN ADVISED OF THE

9.2 NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, THE MAXIMUM LIABILITY OF ARM TO LICENSEE IN AGGREGATE FOR ALL CLAIMS MADE AGAINST ARM IN CONTRACT TORT OR OTHERWISE UNDER OR IN CONNECTION WITH THE SUBJECT MATTER OF THIS AGREEMENT SHALL NOT EXCEED THE TOTAL OF SUMS PAID BY LICENSEE TO ARM UNDER THIS AGREEMENT.

9.3 NOTHING IN THIS CLAUSE 9 SHALL OPERATE TO EXCLUDE LIABILITY FOR DEATH OR PERSONAL INJURY RESULTING

     FROM EITHER PARTY'S NEGLIGENCE.

10.  TERM AND TERMINATION

10.1 This Agreement shall commence on the Effective Date and shall continue in force until termination in accordance with the provisions of Clause 10.2.

10.2 Without prejudice to any other right or remedy which may be available to it, either party shall be entitled summarily to terminate this Agreement by giving written notice to the other if; (I) the other party has committed a material breach of any of its obligations hereunder which is not capable of remedy; (II) the other party has committed a material breach of any of its obligations hereunder which is capable of remedy but which has not been remedied within a period of thirty (30) days following receipt of written notice to do so; (III) the other party makes any voluntary arrangement with its creditors for the general settlement of its debts or becomes subject to an administration order; or (IV) the other party has an order made against it or passes a resolution for its winding-up (except for the purposes of amalgamation or reconstruction) or has an encumbrancer take possession or has a receiver or similar officer appointed over all or substantially all of its property or assets.

11.  EFFECT OF TERMINATION

11.1 Upon termination of this Agreement in accordance with Clause 10.2, the licences granted under Clauses 2.2 and 2.3 and any sub-licences granted under Clause 2.3 for ARM MicroPack shall cease and LICENSEE shall, at ARM's option, either destroy or return to ARM all copies of ARM MicroPack in its possession.

11.2 Without prejudice to any of ARM's rights and remedies under this Agreement, upon termination of this Agreement in accordance with the provisions of Clause 10.2, the licence granted under the provisions of Clause 2.4 shall survive for the period of twelve (12) months after the date of termination, after which such licence shall terminate.

11.3 Without limitation to the survival of other terms as expressly set out elsewhere under the terms of this Agreement, upon termination of this Agreement the provisions of Clause 1, 5 (to the extent that any payment has accrued and is outstanding), 6, 8, 9, 11 and 12 shall survive such termination.

12.  GENERAL

12.1 Neither party shall assign or otherwise transfer this Agreement or any of its rights and obligations hereunder whether in whole or in part without the prior written consent of the other.

12.2 Failure by either party to enforce any provision of this Agreement shall not be deemed a waiver of the right in the future to enforce that or any other provision.

12.3 This Agreement, including all Schedules and documents referenced herein, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes and replaces all prior or contemporaneous understandings or agreements, written or oral, regarding the subject matter. Except in respect of the Guidelines (defined in Clause 4.1) which may be unilaterally amended by ARM, no amendment to, or modification of, this Agreement shall be binding unless in writing and signed by a duly authorised representative of both parties.

12.4 This Agreement shall be governed by and construed in accordance with the laws of England and Wales.


IN WITNESS WHEREOF the parties have caused this Agreement to be signed by their duly authorised representative:

- ---------------------------------    ------------------------------------------
ARM LIMITED                          LICENSEE

BY: /s/ REYNETTE AN                  BY: /s/ ROBERT M. GARDNER
- ---------------------------------    ------------------------------------------
- ---------------------------------    ------------------------------------------

NAME: Reynette An                    NAME: Robert M. Gardner
- ---------------------------------    ------------------------------------------
- ---------------------------------    ------------------------------------------

TITLE: GM & VP                       TITLE: V.P. COO
- ---------------------------------    ------------------------------------------
- ---------------------------------    ------------------------------------------

DATE: 10-30-00                       DATE: 10/10/00
- ---------------------------------    ------------------------------------------

                                   SCHEDULE 1

N = NON-CONFIDENTIAL
C = CONFIDENTIAL

PART A

[*]

PRODUCT SPECIFICATION (PDF FORMAT)

- ----- ----------------------- ---------------------------------------------------- ---
A1    [*]                     [*]                                                  C
- ----- ----------------------- ---------------------------------------------------- ---


PART B

DOCUMENTATION

EXAMPLE AMBA SYSTEM PRODUCT INFORMATION (PDF FORMAT)

- ----- ----------------------- ---------------------------------------------------- ---
B1    [*]                     Reference Peripherals Specification [*]              N
- ----- ----------------------- ---------------------------------------------------- ---
B2    [*]                     Example AMBA System User Guide [*]                   N
- ----- ----------------------- ---------------------------------------------------- ---
B3    [*]                     Example AMBA System Technical Reference [*]          N
- ----- ----------------------- ---------------------------------------------------- ---
B4    [*]                     AHB Example AMBA System Technical Reference [*]      N
- ----- ----------------------- ---------------------------------------------------- ---



[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE 2

[*] MODELS

SIMULATABLE/SYNTHESISABLE SYNOPSYS VERILOG

- ----- --------------------------- ------------------------------------------------ -------
A1    [*]                         [*] Synthesisable Verilog                        C
- ----- --------------------------- ------------------------------------------------ -------
A2    [*]                         [*] Synthesis Scripts                            C
- ----- --------------------------- ------------------------------------------------ -------


[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE 3

TEST

PART A

[*] TEST VECTORS

- ----- ----------------------- ---------------------------------------------------- -------
A1    [*]                     [*] Test Vectors [*]                                 C
- ----- ----------------------- ---------------------------------------------------- -------


PART B

SOFTWARE EXAMPLES

- ----- ----------------------- ---------------------------------------------------- -------
B1    [*]                     [*] Software Examples                                N
- ----- ----------------------- ---------------------------------------------------- -------


PART C

TEST INFRASTRUCTURE

- ----- ----------------------- ---------------------------------------------------- -------
C1    [*]                     [*] Vector Generation Environment                    C
- ----- ----------------------- ---------------------------------------------------- -------


PART D

[*] MODULE TEST

- ----- ----------------------- ---------------------------------------------------- -------
D1    [*]                     [*] Module Test Verilog                              C
- ----- ----------------------- ---------------------------------------------------- -------
D2    [*]                     [*] Module Vectors                                   C
- ----- ----------------------- ---------------------------------------------------- -------


PART E

AMBA MODULE TEST BENCHES

- ----- ----------------------- ----------------------------------------------------- -------
E1    BU010-DA-03020          AMBA Module Testbench Documentation                   C
- ----- ----------------------- ----------------------------------------------------- -------
E2    BU010-MN-22013          AMBA Module Testbench Veriolog                        C
- ----- ----------------------- ----------------------------------------------------- -------
E3    BU010-SW-02003          AMBA Module Testbench Vector Generation Environments  C
- ----- ----------------------- ----------------------------------------------------- -------


PART F

Not currently available



[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE 4

AUTHORISED PURPOSE FORM OF NOTICE

THIS FORM TO BE COMPLETED PRIOR TO ANY USE OF ANY ARM MICROPACK AND MODEL TEST INFRASTRUCTURE.

PROJECT [*]

[NAME OF LICENSEE'S PROJECT FOR THE DEVELOPMENT OF THE SUBJECT ARM BASED PRODUCT OR DEVICE TO BE USED IN CONJUNCTION WITH AN ARM BASED PRODUCT.]

PRODUCT

[NAME AND NUMBER OF SUBJECT ARM BASED PRODUCT OR DEVICE TO BE USED IN CONJUNCTION WITH AN ARM BASED PRODUCT.]

[NAME OF DEVICE, IF ANY, INTO WHICH SUBJECT ARM BASED PRODUCT OR DEVICE TO BE USED IN CONJUNCTION WITH AN ARM BASED PRODUCT WILL BE INCORPORATED BY LICENSEE.]

[IDENTITY OF CORE IN SUBJECT ARM BASED PRODUCT.]                       [*]

[IF SUBJECT IS A DEVICE TO BE USED IN CONJUNCTION WITH AN ARM BASED PRODUCT SPECIFY ARM BASED PRODUCT WHICH SUCH DEVICE WILL BE USED IN CONJUNCTION WITH.]

MARKET

[SPECIFIC TARGET MARKET, IF ANY, FOR SUBJECT ARM BASED PRODUCT OR DEVICE TO BE USED IN CONJUNCTION WITH AN ARM BASED PRODUCT.]

                                                                   [*] Market

- -------------------------------------------------------------------------------
LICENSEE

BY: /s/ ROBERT M. GARDNER
- -------------------------------------------------------------------------------

NAME:  ROBERT M. GARDNER
- -------------------------------------------------------------------------------

TITLE:  VP, COO
- -------------------------------------------------------------------------------


[*]CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                                   SCHEDULE 5

TRADEMARKS

         ------------------------------------ ----------------------------------
         ARM                                  Registered
         ------------------------------------ ----------------------------------
         MICROPACK                            Unregistered
         ------------------------------------ ----------------------------------
         AMBA                                 Unregistered
         ------------------------------------ ----------------------------------

RULES FOR TRADEMARK USAGE

1. Licensee MAY apply the appropriate Trademark from those identified in this Schedule to any product packaging, advertising material or promotional, technical or other documentation relating to the respective product distributed under licence from ARM.

     Any use of the Trademarks identified in this Schedule by Licensee shall be in accordance with accepted trademark use standards including but not limited to the following;

(a) use of the Trademarks only in conjunction with a generic term for the respective product (e.g. ARM processor, where processor is the generic term); and

(b) avoiding use of the Trademark, ARM, in the possessive (e.g. ARM's processor).

     The MicroPack Trademark shall only be used in conjunction with the ARM Trademark as follows; "ARM MicroPack".

2. Where any registered Trademark is applied to any product packaging, advertising material or promotional, technical or other documentation relating to any product distributed under licence from ARM, then for each prominent use and the first use in any text of any such mark the mark must appear with the symbol "(R)" at the upper right corner of the mark.

3. Where any unregistered Trademark is applied to any product packaging, advertising material and promotional, technical or other documentation relating to the any product distributed under licence from ARM, then for each prominent use and the first use in any text of any such mark the mark must appear with the symbol "(TM)" at the upper right corner of the mark.

4. Licensee shall include appropriate notices in substantially the following form on any product packaging, advertising material and promotional, technical or other documentation relating to any product distributed under licence from ARM;

     For registered Trademarks

     "[Cite Trademark(s)] is [are] the registered trademark(s) of ARM Limited.

     For unregistered Trademarks

     "[Cite Trademark(s)] is [are] the trademark(s) of ARM Limited.

5. In addition to the rules set out above ARM may provide Licensees with additional instructions relating to the use of the Trademarks from time to time which Licensee shall follow in its use of the Trademarks.